UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 26, 2007
Arkona, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24372	33-0611746

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10757 South River Front Parkway, Suite 400
South Jordan, Utah	84095

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code:
(801) 501-7100

N/A

(Former name, former address, and formal fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification of Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-4.1: AMENDMENT TO WARRANT
EX-4.2: AMENDMENT TO WARRANT
EX-10.1: EMPLOYMENT AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
     Merger Agreement
     On April 26, 2007, Arkona, Inc., a Delaware corporation (“Arkona”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DealerTrack Holdings, Inc., a Delaware corporation (“DealerTrack”), and DA Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of DealerTrack (“MergerSub”), pursuant to which, among other things, DealerTrack, through MergerSub, will commence an offer to purchase (i) all the outstanding shares of common stock of Arkona (“Common Shares”) at a purchase price of $1.38 per Common Share in cash and (ii) all the outstanding shares of Series B Convertible Preferred Stock of Arkona (“Preferred Shares,” together with the Common Shares, collectively, the “Shares”) at a purchase price of $6.90 per Preferred Share in cash (the “Offer”). The Merger Agreement provides that, following the consummation of the Offer, the parties will take such steps as a necessary to cause MergerSub to merge with and into Arkona (the “Merger”), with Arkona surviving as a wholly-owned subsidiary of DealerTrack. The Merger Agreement includes customary representations, warranties, covenants and conditions to consummation of the Offer.
     The Merger Agreement provides that the Offer will be commenced by May 10, 2007 (or such other day as the parties agree in writing), and will remain open for at least 20 business days. If the Offer and the Merger are consummated, at the effective time of the Merger, each issued and outstanding Common Share and Preferred Share (other than shares owned by Arkona, DealerTrack or MergerSub, and shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law), will be automatically converted into the right to receive an amount in cash, without interest, equal to the purchase price applicable to such shares in the Offer.
     Arkona has agreed to operate its business in the ordinary course until the Offer is consummated. Arkona has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Arkona and to certain other restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for both Arkona and DealerTrack and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Arkona may be required to pay to DealerTrack a $2.275 million termination fee and/or costs and expenses of DealerTrack of up to $500,000.
     Consummation of the Offer is subject to customary closing conditions. The obligation of MergerSub to consummate of the Offer is conditioned on MergerSub acquiring a majority of the then—outstanding fully-diluted Common Shares of Arkona (which assumes conversion or exercise of all derivative securities or other rights to acquire Common Shares that have not expired or been terminated). Subject to the terms of the Merger Agreement, Arkona has granted MergerSub an option to purchase that number of newly-issued Shares that is equal to one Share more than the amount needed to give MergerSub ownership of 90% of the outstanding Shares (determined on a fully-diluted basis) (the “Top-Up Option”). The Top-Up Option is exercisable only if MergerSub acquires at least 66% of the outstanding Shares pursuant to the Offer or otherwise. The per-share purchase price in the Top-Up Option will be the offer price for the Common Shares, which will be payable (a) $.001 per share in cash, and (b) the remainder by means of a secured, full recourse promissory note bearing interest at the rate of 3% per annum and maturing on the anniversary of the issue date.
     The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. The Merger Agreement is not, however, intended to provide any other factual information about Arkona. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Arkona or DealerTrack or any of their respective subsidiaries or affiliates. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Arkona’s public disclosures.
Item 3.02 Unregistered Sales of Equity Securities.
     On April 26, 2007, Arkona entered into warrant amendment agreements with Alan Rudd, the Chief Executive Officer and Chairman of the Board of Arkona, and Paul Henriod, a director of Arkona, to add or clarify net exercise provisions and to provide that, upon consummation of a cash-out merger, the warrants terminate in exchange for the right to receive cash equal to the product of the number of shares subject to the warrants multiplied by the amount by which the merger exchange price exceeds the exercise price of the warrants. Messr. Rudd is a holder of warrants to purchase an aggregate of 940,000 shares of Arkona’s common stock. Messr. Henriod is a holder of warrants to purchase an aggregate of 1,409,092 shares of Arkona’s common stock.
     The amendments to the warrants were effected in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and rules promulgated thereunder, based upon the following: (a) the holders are known to be “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act, with such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the amendments; (c) the holders had access to all material information with respect to Arkona; and (d) the warrants contain legends providing that they are restricted and that the warrants, and underlying warrant shares, can only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.
     The foregoing summary of the warrant amendment agreements with Messrs. Rudd and Henriod and transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to such agreements, copies of which are filed as, respectively, Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference.
Item 3.03 Material Modification of Rights of Security Holders.
     On April 26, 2007, Arkona and Atlas Stock Transfer Corporation, as Rights Agent, entered into an Amended and Restated Rights Agreement (the “Amended Rights Agreement”). The primary effect of the amendment was to permit the Board of Directors of Arkona to except from the flip-in and other protective provisions of the Amended Rights Agreement any transactions or series of transactions, including stock sale, merger, exchange offer or tender offer, determined by Arkona’s board of directors to be an “Approved Transaction.” As a result of the amendment, an individual that would otherwise become an “Adverse Person” or an “Acquiring Person” under the Amended Rights Agreement will not be so designated if the Arkona Board has designated the triggering transactions as an Approved Transaction.
     A special committee of the Arkona Board of Directors has designated the Offer, the Top-Option Option, the Merger and all other transactions contemplated by the Merger Agreement and related documents as Approved Transactions under the Amended Rights Agreement. A summary of the principal terms of the Amended Rights Agreement can be found in Arkona’s Amendment No. 1 on Form 10-SB/A filed with the SEC on April 27, 2007, which summary is incorporated herein by reference. The foregoing description of the Amended Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to such agreement, a copy of which is filed as an exhibit to the Amendment No. 1 on Form 10-SB/A.

Item 5.02 Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In order to induce DealerTrack to enter into the Merger Agreement, on April 26, 2007, MergerSub and Arkona entered into an Employment Agreement with Richard Holland, President of Arkona. The effectiveness of the Employment Agreement is conditioned upon consummation of the Merger, and the term of the Employment Agreement is two years.
     Certain terms of the Employment Agreement are described below. The following summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
     Base Salary and Bonus. Pursuant to the Employment Agreement, Mr. Holland is entitled to receive a base salary at the annual rate of $200,000. Mr. Holland will also be entitled to receive a bonus of 35% of base salary based on the attainment of budget goals and other criteria established by DealerTrack’s board of directors. For 2007, Mr. Holland will receive a guaranteed bonus of $70,000 if his employment has not terminated before December 31, 2007. In addition, DealerTrack’s board of direcors may determine in any calendar year to award a bonus amount of up to but not more than 150% of the target bonus for such year in its sole and absolute discretion.
     Restricted Stock and Stock Options. The parties anticipate that Mr. Holland will receive a grant of (a) stock options to purchase 10,000 shares of the common stock of DealerTrack and (b) 10,000 shares of the restricted stock of DealerTrack pursuant to DealerTrack’s 2005 Incentive Award Plan. The awards and the exercise price of the stock options are subject to the approval of DealerTrack’s board of directors, the terms of the 2005 Incentive Award Plan and the terms of any individual option agreement or restricted stock agreement Mr. Holland is required to sign as a condition to the grants. The proposed vesting schedules for the options and restricted stock are as follows: 25% of the options will vest after one year of employment, and 1/36 of the remaining 75% of the option shares shall vest on each monthly anniversary of the vesting date thereafter. The restricted stock will vest 25% on each of the first four anniversaries of the date of grant. Upon a termination of Mr. Holland’s employment for any reason, Mr. Holland will immediately forfeit all unvested options and unvested restricted stock and have 90 days in which to exercise any vested but unexercised options. If Mr. Holland is terminated for cause, he will also forfeit any and all rights related to any vested but unexercised options and will not be permitted to exercise such options.
     Severance. If Mr. Holland’s employment is terminated by Arkona without cause during the term, he will be entitled to a severance benefit equal to 12-month’s salary, payable in accordance with Arkona’s standard payroll policy. If Mr. Holland terminates his employment for good reason during the term, he shall be entitled to a severance benefit equal to 12-month’s salary, payable in accordance with Arkona’s standard payroll policy, and a pro-rated portion of his annual bonus. If Mr. Holland’s employment is terminated for cause, he is not entitled to any severance.
     Restrictive Covenants. Mr. Holland is subject to non-competition and non-solicitation provisions until the later of the seven-year anniversary of the effective date of the Merger and the two-year anniversary of the termination of Mr. Holland’s employment. Mr. Holland will also be subject to DealerTrack’s customary confidentiality and invention assignment agreement.
Additional Information
     The tender offer described in this document has not yet commenced, and this document is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, DealerTrack will file a tender offer statement with the U.S. Securities and Exchange Commission (the “SEC”). Arkona security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement that will be filed by Arkona with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s Web site at www.sec.gov or from Arkona, Inc., 10757 South River Front Parkway, Suite 400, South Jordan, UT 84095, Attention: Lee Boardman, telephone: (801) 501-7100.

Safe Harbor for Forward-Looking Statements
     Statements in this document regarding DealerTrack, Arkona, the tender offer to acquire Arkona shares, and all other statements in this release other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of DealerTrack or Arkona to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.
     Factors that might cause such a difference include: the ability to retain Arkona’s customer base, the ability to integrate Arkona’s business, and other risks listed in Arkona 2006 Form 10-KSB and other SEC filings. These filings are available on the SEC’s website at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof. The closing of the tender offer to acquire Arkona is subject to a number of risks, including a failure to satisfy one or more of the closing conditions. Arkona disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Item 9.01. Financial Statements and Exhibits.
Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 26, 2007, by and among DealerTrack Holdings, Inc., a Delaware corporation, DA Acquisition Corp., a Delaware corporation, and Arkona, Inc., a Delaware corporation. # *

Exhibit 4.1	Amendment to Warrant in favor of Alan Rudd dated April 26, 2007.*

Exhibit 4.2	Amendment to Warrant in favor of Paul Henriod dated April 26, 2007.*

Exhibit 4.3	Amended and Restated Rights Agreement dated April 26, 2007.**

Exhibit 10.1	Employment Agreement with Richard Holland dated April 26, 2007.*

#	Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-B. Arkona agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.

*	Filed herewith.

**	Incorporated by reference form the Amendment No. 1 on Form 10-SB/A filed with the SEC on April 27, 2007, File No. 0-24372.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arkona, Inc.
Dated: April 27, 2007	By:	/s/ Alan Rudd
Alan Rudd
Chief Executive Officer